Last Updated 8/2/2016

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2016 and 2015

Line		3 Months Ended June 30, 2016	3 Months Ended June 30, 2015	3 Months Incr (Decr)	6 Months Ended June 30, 2016	6 Months Ended June 30, 2015	6 Months Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY (Dollars in Millions)						
1	Arizona Public Service	$ 132	$ 130	$ 2	$ 144	$ 154	$ (10)
2	El Dorado	-	-	-	-	-	-
3	Parent Company	(6)	(2)	(4)	(8)	(6)	(2)
4	Net Income	126	128	(2)	136	148	(12)
5	Less: Net Income Attributable to Noncontrolling Interests	5	5	-	10	9	1
6	Net Income Attributable to Common Shareholders	$ 121	$ 123	$ (2)	$ 126	$ 139	$ (13)
	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED						
7	Arizona Public Service	$ 1.18	$ 1.17	$ 0.01	$ 1.29	$ 1.39	$ (0.10)
8	El Dorado	-	-	-	-	-	-
9	Parent Company	(0.06)	(0.03)	(0.03)	(0.08)	(0.06)	(0.02)
10	Net Income	1.12	1.14	(0.02)	1.21	1.33	(0.12)
11	Less: Net Income Attributable to Noncontrolling Interests	0.04	0.04	-	0.09	0.08	0.01
12	Net Income Attributable to Common Shareholders	$ 1.08	$ 1.10	$ (0.02)	$ 1.12	$ 1.25	$ (0.13)
13	**BOOK VALUE PER SHARE**	$ 41.24	$ 39.63	$ 1.61	$ 41.24	$ 39.63	$ 1.61
	COMMON SHARES OUTSTANDING (Thousands)						
14	Average - Diluted	112,004	111,460	544	111,930	111,426	504
15	End of Period - Basic	111,368	110,986	382	111,336	110,958	378

Page 1 of 4

Last Updated 8/2/2016

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2016 and 2015

Line		3 Months Ended June 30, 2016	3 Months Ended June 30, 2015	3 Months Incr (Decr)	6 Months Ended June 30, 2016	6 Months Ended June 30, 2015	6 Months Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)						
	Retail						
16	Residential	$ 453	$ 423	$ 30	$ 751	$ 717	$ 34
17	Business	422	413	9	763	749	14
18	Total retail	875	836	39	1,514	1,466	48
	Wholesale revenue on delivered electricity						
19	Traditional contracts	2	4	(2)	4	6	(2)
20	Off-system sales	18	34	(16)	36	57	(21)
21	Native load hedge liquidation	-	-	-	-	-	-
22	Total wholesale	20	38	(18)	40	63	(23)
23	Transmission for others	5	7	(2)	14	15	(1)
24	Other miscellaneous services	10	9	1	18	16	2
25	Total electric operating revenues	$ 910	$ 890	$ 20	$ 1,586	$ 1,560	$ 26
	ELECTRIC SALES (GWH)						
	Retail sales						
26	Residential	3,313	3,143	170	5,821	5,560	261
27	Business	3,756	3,721	35	7,069	6,981	88
28	Total retail	7,069	6,864	205	12,890	12,541	349
	Wholesale electricity delivered						
29	Traditional contracts	12	71	(59)	29	111	(82)
30	Off-system sales	931	1,361	(430)	1,909	2,371	(462)
31	Retail load hedge management	-	-	-	-	-	-
32	Total wholesale	943	1,432	(489)	1,938	2,482	(544)
33	Total electric sales	8,012	8,296	(284)	14,828	15,023	(195)

Page 2 of 4

Last Updated 8/2/2016

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2016 and 2015

Line		3 Months Ended June 30, 2016	3 Months Ended June 30, 2015	3 Months Incr (Decr)	6 Months Ended June 30, 2016	6 Months Ended June 30, 2015	6 Months Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS						
	Retail customers						
34	Residential	1,057,620	1,042,275	15,345	1,060,686	1,045,615	15,071
35	Business	131,573	130,396	1,177	131,368	130,274	1,094
36	Total retail	1,189,193	1,172,671	16,522	1,192,054	1,175,889	16,165
37	**Wholesale customers**	46	49	(3)	45	47	(2)
38	Total customers	1,189,239	1,172,720	16,519	1,192,099	1,175,936	16,163
39	Total customer growth (% over prior year)	1.4%	1.2%	0.2%	1.4%	1.2%	0.2%
	RETAIL SALES (GWH) - WEATHER NORMALIZED						
40	Residential	3,223	3,166	57	5,801	5,759	42
41	Business	3,704	3,762	(58)	6,997	6,963	34
42	Total	6,927	6,928	(1)	12,798	12,722	76
43	Retail sales (GWH) (% over prior year)	-	0.7%	(0.7)%	0.6%	-	0.6%
	RETAIL USAGE (KWh/Average Customer)						
44	Residential	3,132	3,015	117	5,488	5,318	170
45	Business	28,551	28,538	13	53,809	53,586	223
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)						
46	Residential	3,047	3,038	9	5,469	5,508	(39)
47	Business	28,152	28,849	(697)	53,265	53,445	(180)
	ELECTRICITY DEMAND (MW)						
48	Native load peak demand	7,025	6,622	403	7,025	6,622	403
	WEATHER INDICATORS - RESIDENTIAL						
	Actual						
49	Cooling degree-days	503	484	19	503	484	19
50	Heating degree-days	1	1	-	397	254	143
51	Average humidity	20%	24%	(4)%	20%	24%	(4)%
	10-Year Averages						
52	Cooling degree-days	491	491	-	491	491	-
53	Heating degree-days	9	9	-	489	489	-
54	Average humidity	15%	15%	-	15%	15%	-

Page 3 of 4

Last Updated 8/2/2016

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2016 and 2015

Line		3 Months Ended June 30,			6 Months Ended June 30,		
		2016	2015	Incr (Decr)	2016	2015	Incr (Decr)
	ENERGY SOURCES (GWH)						
	Generation production						
55	Nuclear	2,147	2,217	(70)	4,692	4,727	(35)
56	Coal	1,329	2,862	(1,533)	2,631	5,136	(2,505)
57	Gas, oil and other	2,432	1,428	1,004	4,300	2,459	1,841
58	Total generation production	5,908	6,533	(625)	11,623	12,322	(699)
	Purchased power						
59	Firm load	2,219	2,002	217	3,546	3,258	288
60	Marketing and trading	265	105	160	343	189	154
61	Total purchased power	2,484	2,107	377	3,889	3,447	442
62	Total energy sources	8,392	8,640	(248)	15,512	15,769	(257)
	POWER PLANT PERFORMANCE						
	Capacity Factors						
63	Nuclear	86%	89%	(3)%	94%	95%	(1)%
64	Coal	36%	68%	(32)%	36%	61%	(25)%
65	Gas, oil and other	33%	24%	9%	29%	20%	9%
66	System average	43%	45%	(2)%	43%	41%	2%
	ECONOMIC INDICATORS						
	Building Permits (a)						
67	Metro Phoenix	8,215	6,117	2,098	13,500	10,580	2,920
	Arizona Job Growth (b)						
68	Payroll job growth (% over prior year)	2.9%	2.2%	0.7%	2.2%	2.3%	(0.1)%
69	Unemployment rate (%, seasonally adjusted)	5.6%	6.1%	(0.5)%	6.1%	6.2%	(0.1)%

Sources:
(a) U.S. Census Bureau
(b) Arizona Department of Economic Security

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